ONcore Xtra (sold before October 1, 2012) • ONcore Lite

ONcore Premier (sold before October 1, 2012) • ONcore Lite II

ONcore Value (sold before October 1, 2012) • ONcore Flex

ONcore Wrap • ONcore Ultra • ONcore Ultra II

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated May 11, 2018

to the Prospectuses dated May 1, 2018

The following supplements the prospectuses dated May 1, 2018. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

Offer to exchange your ONcore variable annuity with a GMIB rider for an ONdex fixed indexed annuity with a GLWB rider

This supplement describes a limited time offer (the “Offer”) we are making to Eligible Owners (defined below) to exchange an eligible ONcore variable annuity contract listed below (each, an “Eligible ONcore variable annuity”) with an eligible Guaranteed Minimum Income Benefit (“Eligible GMIB”) rider listed below for an ONdex fixed indexed annuity with a Guaranteed Lifetime Withdrawal Benefit (“GLWB”) rider.

This Offer is not available in all states. For questions regarding this Offer, please contact your financial professional or us at 1.833.810.4642.

If you accept the Offer and exchange your Eligible ONcore variable annuity for an ONdex fixed indexed annuity, we will waive any surrender charges on your ONcore variable annuity and any rider charges or premium taxes that you would incur upon a surrender as part of the exchange. Please note that you will be subject to new surrender charges under the ONdex fixed indexed annuity.

You are not required to accept the Offer. No action is required on your part if you do not want to accept the Offer . If you do not accept the

Offer, your contract and rider benefits will continue unchanged.

Owners Eligible for the Offer

The Offer is available to owners of Eligible ONcore variable annuities who meet the following conditions (“Eligible Owners”):

(1)	you own an in force Eligible ONcore variable annuity on the Valuation Period we receive all required paperwork and necessary information in good order to process the exchange (the “Transaction Date”);

(2)	you have an in force Eligible GMIB rider on the Transaction Date;

(3)

as of the Transaction Date your in force Eligible ONcore variable annuity does not have the same tax disposition as would result from having elected the Beneficiary Stretch death claim settlement option;

(4)

as of the date of this supplement, the difference between your GMIB guaranteed earnings income base and your Eligible ONcore variable annuity Contract Value is equal to or less than 35% of your GMIB guaranteed earnings income base; and

(5)	after the date of this supplement, you have not made additional purchase payments exceeding $3,000 to your Eligible ONcore variable annuity.

The Eligible ONcore variable annuities are:

ONcore Xtra (sold before October 1, 2012)

ONcore Premier (sold before October 1, 2012)

ONcore Value (sold before October 1, 2012)

ONcore Lite

ONcore Lite II

ONcore Flex

ONcore Wrap

ONcore Ultra

ONcore Ultra II

The Eligible GMIB riders are:

(a)	provided that the annuitant is 55 years old or older at the beginning of the Offer Period (defined below):

GMIB Plus with Annual Reset (2009)

(b)	provided that the annuitant is 60 years old or older at the beginning of the Offer Period and the GMIB rider was issued on or after April 1, 2008:

GMIB Plus with Annual Reset

GMIB Plus with Five Year Reset

GMIB Plus with Annual Reset (2008), with or without optional investment restrictions

GMIB Plus with Annual Reset II, with or without optional investment restrictions

GMIB Plus with Five Year Reset II, with or without optional investment restrictions

Contact your financial professional or us at 1.833.810.4642 to determine if the Offer is available to you.

Offer Period

We intend to make this Offer available to you beginning on or about June 4, 2018 until on or about September 7, 2018 (the “Offer Period”). We reserve the right to terminate or suspend the Offer at any time. We may extend the Offer or make the Offer or other offers available in the future. Future offers may have different terms than this Offer, which may be more or less beneficial to you. If you accept the Offer for any Eligible ONcore variable annuity, you will not be able to accept any future offers we may make to owners of that contract.

Considerations Regarding Accepting the Offer

Exchanging your Eligible ONcore variable annuity for an ONdex fixed indexed annuity will terminate your ONcore variable annuity contract and all rights and benefits you have under it, including any additional death benefit or living benefit riders you may have purchased. You will not be able to reinstate your Eligible ONcore variable annuity if you accept the Offer. Certain of the Eligible ONcore variable annuity contracts, the GMIB riders and certain other riders that were available on these contracts are no longer available for sale.

Before deciding whether to accept the Offer, you should carefully compare and consider all the different features of your Eligible ONcore variable annuity and associated riders and the ONdex fixed indexed annuity and associated riders. The Eligible ONcore variable annuity and the Eligible GMIB riders have different benefits, limitations, risks and charges than the ONdex fixed indexed annuity and the GLWB riders. The Eligible ONcore variable annuities, Eligible GMIB riders, ONdex fixed indexed annuity and GLWB riders are described in more detail below.

You should carefully consider whether accepting the Offer is right for you. The Offer is not intended for all Eligible Owners. You should consult with your financial professional and tax adviser, and may wish to consult any beneficiaries, to discuss factors relevant to your financial needs and retirement goals. We cannot give you any investment advice or recommend whether you should accept the Offer. After considering all relevant factors and your financial needs and consulting with your financial professional, you must determine if the Offer and the exchange described in this supplement is right for you.

Factors you should consider include:

•	Whether your financial circumstances or needs have changed since you purchased your Eligible ONcore variable annuity with an Eligible GMIB;

•	Whether you believe the GLWB or the Eligible GMIB may produce greater annual withdrawal amounts or total income, now or in the future;

•

Whether you no longer want or need the death benefit provided for in your Eligible ONcore variable annuity or any optional death benefit riders you have purchased or you have determined that there are other alternatives available that meet your needs;

•	If you are taking required minimum distributions (“RMDs”), whether the amount of your distributions is more than you can withdraw on a dollar-for-dollar basis under your Eligible GMIB;

•

Whether you still wish to have exposure to the market through a variable annuity (and the variable investment options included in it) or want the protection of a fixed indexed annuity while maintaining some potential growth;

•

Whether the fees and costs associated with the ONdex fixed indexed annuity with a GLWB would be less or more than the fees and costs associated with your Eligible ONcore variable annuity with an Eligible GMIB;

•	If you purchased a GPP rider, whether you no longer need or want the principal protection provided for under the rider; and

•	Whether you want to make additional purchase payments into your contract.

The ONcore variable annuity and the ONdex fixed indexed annuity

ONcore variable annuities are insurance products designed to allow you to accumulate values and pay you benefits on a variable and/or fixed basis. Your Eligible ONcore variable annuity contract is a flexible premium, deferred variable annuity. Variable annuities provide Contract Value and lifetime annuity payments that vary with the investment results of the Funds that you choose. You cannot be sure that the Contract Value or annuity payments will equal or exceed your purchase payment. The Eligible ONcore variable annuities provide for a minimum death benefit of the greater of (i) the total Contract Value or (ii) net purchase payments less pro-rata withdrawals. Certain Eligible ONcore variable annuities also provide for a stepped-up death benefit in the contract, and all the Eligible ONcore variable annuities offered optional death benefit riders.

ONdex fixed indexed annuities are insurance products designed to help you accumulate assets by allowing you to earn interest, subject to limitations, based upon the performance of a market index – a collection of securities representing a portion of the overall market. An ONdex contract is a single premium, deferred fixed indexed annuity. Your ONdex fixed indexed annuity’s value will never decrease as a result of any losses an index may experience. The ONdex fixed indexed annuity does not directly participate in any stock, bond or equity markets. The ONdex fixed indexed annuity provides for a death benefit of the greater of (i) the contract value or (ii) the guaranteed minimum nonforfeiture value.

See Appendix A for a general comparison of the Eligible ONcore variable annuities and the ONdex fixed indexed annuity included in this Offer. Review your prospectus and contract for more information on your Eligible ONcore variable annuity. Review the ONdex annuity disclosure statement, which your financial professional can provide, and ask your financial professional for more information on the ONdex fixed indexed annuity. You should consider your financial needs and consult with your financial professional to determine which type of annuity is best for you and whether to accept the Offer.

The GMIB and the GLWB

ONcore GMIB riders

The Eligible GMIB riders guarantee minimum, lifetime fixed income upon annuitization based on the guaranteed income base. Generally, the Eligible GMIB riders permit you to take a withdrawal amount annually that equals 4%, 5% or 6%

(depending on which version of the GMIB you have and the annuitant’s age at issue) of your guaranteed earnings income base as of the beginning of the contract year regardless of your Contract Value and without paying a surrender charge. Your permitted withdrawal amount will change at the beginning of each contract year to reflect any withdrawals taken, purchase payments made and guaranteed earnings income base accumulation accrued in the prior contract year.

After the later of 10 years from the date of issue or the last reset, you may begin to receive the guaranteed minimum income benefit payments described in the Eligible GMIB riders. You may choose to receive annuity payments as provided in your contract during the 10 year period, but your Eligible GMIB rider will then be of no further value to you. Your GMIB payments will be determined by applying your guaranteed income base to the annuity tables provided in your rider form. The guaranteed income base is the greater of (a) your guaranteed earnings income base or (b) your step-up base. Your guaranteed earnings income base takes into account net purchase payments, a specified increase for each Valuation Period of your Contract Value, and withdrawals. Your step-up base is an amount that takes into account any increases to your Contract Value on each contract anniversary up to certain ages depending on your version of the GMIB. Certain contract owner actions can increase or decrease the base amounts (for example, making additional purchase payments, not taking withdrawals, or withdrawing more than the annual amount permitted under the rider).

See Appendix B for a summary of the Eligible GMIB riders and your prospectus and contract for more detailed information.

ONdex GLWB riders

The GLWB rider with the ONdex fixed indexed annuity permits you to take annual withdrawals up to a maximum amount regardless of your contract value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage (ranging from 5% to 7.75% depending on the version of the GLWB) to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal under the rider and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances.

The GLWB base is recalculated at least annually, so the maximum annual withdrawals you may take can change every index year. The initial GLWB base will be calculated as described below in “GLWB base enhancement percentage.” On each index anniversary, your GLWB base will be set equal to the greater of (a) your annual credit GLWB base or (b) your step-up GLWB base. The annual credit GLWB base provides for a 7% or 8% (depending on your GLWB rider) simple interest credit to the GLWB base for each of the first 10 index years in which no withdrawals are taken. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals under the GLWB rider. These actions include not taking withdrawals, taking withdrawals before age 59 1⁄2 or taking more than the maximum annual withdrawals.

The maximum annual withdrawals and the annual credit under your ONdex GLWB will be determined by which Eligible GMIB rider you currently own.

If your Eligible GMIB rider is the GMIB Plus with Annual Reset (2009), the ONdex GLWB rider you will receive if you accept the Offer is the 7% GLWB rider. With the 7% ONdex GLWB rider, your GLWB annual credit will be 7% simple interest. The maximum amount you may withdraw in an index year under the 7% GLWB rider will be equal to the following withdrawal percentages multiplied by the GLWB base:

Maximum Annual
Annuitant’s Age	Withdrawal %
59 1⁄2 to 64	5.00%
65 to 69	5.50%
70 to 74	6.00%
75 to 79	6.50%
80 to 84	7.00%
85+	7.50%

If you have any of the following GMIB riders, the ONdex GLWB rider you will receive in accepting the Offer is the 8% GLWB rider:

GMIB Plus with Annual Reset (2008), with or without optional investment restrictions

GMIB Plus with Annual Reset II, with or without optional investment restrictions

GMIB Plus with Annual Reset, if issued on or after April 1, 2008

GMIB Plus with Five Year Reset II, with or without optional investment restrictions

GMIB Plus with Five Year Reset, if issued on or after April 1, 2008

With the 8% ONdex GLWB rider your GLWB annual credit will be 8% simple interest. The maximum amount you may withdraw in an index year under the 8% GLWB rider will be equal to the following withdrawal percentages multiplied by the GLWB base:

Maximum Annual
Annuitant’s Age	Withdrawal %
59 1⁄2 to 64	5.25%
65 to 69	5.75%
70 to 74	6.25%
75 to 79	6.75%
80 to 84	7.25%
85+	7.75%

See Appendix C for a summary of the ONdex GLWB riders included in this Offer. See the ONdex disclosure statement and ask your financial professional for more detailed information.

GLWB base enhancement percentage

If you accept the Offer, we will enhance your starting GLWB base by an amount determined by the difference between your GMIB guaranteed earnings income base and your ONcore Contract Value. The GLWB base enhancement percentage will be calculated as follows:

If the difference between your GMIB guaranteed earnings income base and your ONcore Contract Value	Your ONdex GLWB base
(as compared to your ONcore Contract Value) is	enhancement percentage will be
Less than or equal to 5%	105%
Greater than 5% and less than or equal to 10%	110%
Greater than 10% and less than or equal to 15%	115%
Greater than 15% and less than or equal to 20%	120%
Greater than 20% and less than or equal to 25%	125%
Greater than 25%	130%

The GLWB base enhancement percentage will be multiplied by your ONdex contract value on the sweep date (excluding any extra credits and any interest earned on them) to determine your initial GLWB base. It is used solely to determine the initial GLWB base and will not impact your ONdex contract value.

We will calculate your GLWB base enhancement percentage as of the date of this supplement. Once the GLWB base enhancement percentage for the Offer is calculated, it will not change. Your Eligible ONcore variable annuity Contract Value, however, will continue to fluctuate until you exchange it for an ONdex fixed indexed annuity on the Transaction Date. This means that the dollar amount that your GLWB base enhancement percentage will be applied to in order to determine your initial ONdex GLWB base may fluctuate. Call us at 1.833.810.4642 to determine your GLWB base enhancement percentage.

As an example of how the GLWB base enhancement percentage works, assume that as of the date of this supplement your GMIB guaranteed earnings income base is $117,000 and your ONcore Contract Value is $100,000. Because your guaranteed earnings income base is 17% higher than your ONcore Contract Value, your ONdex GLWB base enhancement percentage will be 120%. If your ONcore Contract Value is $110,000 on the Transaction Date when you exchange it for the ONdex fixed indexed annuity, your initial GLWB base (not accounting for interest earned during the holding period) will be $132,000 ($110,000 x 120%). If your ONcore Contract Value is $90,000 on the Transaction Date when you exchange it for the ONdex fixed indexed annuity, your initial GLWB base (not accounting for interest earned during the holding period) will be $108,000 ($90,000 x 120%).

Comparison of the GMIB and the GLWB

The following chart provides a comparison of some features of the Eligible GMIB riders and the GLWB riders included in this Offer. It is intended to be a summary only. Please review your Eligible ONcore variable annuity prospectus and contract and the ONdex fixed indexed annuity disclosure statement and other information provided by your financial professional for more information.

Feature	GMIB	GLWB
Rider charge	Varies by rider. See Appendix B or your contract for the GMIB rider charge.	Varies by rider and issue age. See Appendix C for the GLWB rider charge.
Guaranteed earnings rate or annual credit rate

Generally, the GMIB guaranteed earnings income base is increased each Valuation Period at an effective annual rate of 4%, 5% or 6% depending on the version of the GMIB and issue age. See Appendix B or your contract for the rate applicable to your rider and for when it stops accumulating.

For each of the first 10 index years the GLWB is in effect in which you do not take a withdrawal, the GLWB base will be increased by a 7% or 8% annual simple interest credit, depending on your eligible version of the GLWB. See Appendix C and the disclosure statement for more information.

Reset of benefit base

The Eligible GMIBs may allow you to reset your guaranteed earnings income base to your Contract Value. See Appendix B, your prospectus and contract for details on how often you may reset and other details regarding resets.

N/A
Step-up of the benefit base

The GMIB step-up base will be increased to the then-current Contract Value on each rider anniversary if it is higher than the prior step-up base. See Appendix B, your prospectus and contract for details on how long the step-up base will continue to be eligible to increase.

The GLWB base will be increased to the then-current contract value on each rider anniversary if it is higher than the prior GLWB base and the GLWB annual credit base. The GLWB base will continue to be eligible to increase due to an annual step-up on each rider anniversary until the lifetime annuity period begins.

Withdrawal amounts

Generally, you may take a withdrawal amount annually that equals your guaranteed earnings rate multiplied by your guaranteed earnings income base as of the beginning of the contract year without reducing your GMIB guaranteed income base as measured from one contract anniversary to the next. If your RMD is greater than that amount, it will negatively impact your GMIB guaranteed income base.

You may take an annual withdrawal amount equal to the maximum annual withdrawal percentage of your GLWB base described above without reducing your GLWB base. Subject to certain conditions, you may take your RMD without it reducing your GLWB base if your RMD is higher than the maximum annual withdrawal amount.

Effect of withdrawals

Withdrawals up to your guaranteed earnings rate reduce your guaranteed earnings income base dollar for dollar. Any withdrawal that exceeds that amount reduces your guaranteed earnings income base pro rata. All withdrawals reduce the step-up base pro-rata.

Withdrawals up to your maximum annual withdrawal amount (or RMD) will not reduce your GLWB base. Any withdrawal that exceeds that amount (an “excess withdrawal”) reduces your GLWB base by the greater of a pro-rata reduction or the dollar amount of the excess withdrawal.

Feature	GMIB	GLWB
Exercise date	The earliest date you may exercise the GMIB depends on the version of the rider you have. See your prospectus and contract for more information.

The GLWB enters the lifetime annuity period on the earlier of (i) the date the contract value is reduced to zero other than because of an excess withdrawal or (ii) the anniversary of the rider date following the annuitant’s 100th birthday.

Impact of contract value going to zero

During the “no-lapse” period, if your Contract Value is reduced to zero before the 10 year annuitization waiting period ends and no non permitted withdrawals have been taken, you may annuitize using your guaranteed income base under the GMIB.

If your Contract Value is reduced to zero and the “no lapse” provision is not in effect, your contract and all riders, including the GMIB, will terminate without any further benefit to you.

If your contract value is reduced to zero other than because of an excess withdrawal, you will enter the lifetime annuity period and will receive the MAW annuity provided for in the GLWB.

If your contract value is reduced to zero because of an excess withdrawal, your contract and the GLWB will terminate without any further benefit to you.

The following hypothetical scenarios provide some examples of the different withdrawal amounts under the riders. You may obtain information specific to your rider and contract and the GLWB by calling us at 1.833.810.4642. You should consult with your financial professional to understand the differences and what they mean to your financial needs.

Assume a 67 year-old male is the owner and annuitant of an Eligible ONcore variable annuity with a GMIB Plus with Annual Reset (2009) rider that he purchased in August 2010. Assume his current GMIB guaranteed income base and guaranteed earnings income base are $100,000. Assume he plans to start taking withdrawals when he is 70 years old. Assume there are no withdrawals, additional purchase payments, step-ups or resets before he starts taking withdrawals at 70. Based on these assumptions, the following are the amounts he could receive under his Eligible GMIB or under the GLWB being offered:

GMIB Plus with Annual Reset (2009) (5% guaranteed earnings rate)		7% GLWB
Current GMIB guaranteed income base and guaranteed earnings income base	$100,000.00	Starting GLWB base	$100,000.00
GMIB guaranteed income base and guaranteed earnings income base at age 70	$115,762.50	GLWB base at age 70	$121,000.00
GMIB annual withdrawal amount based on guaranteed earnings rate at age 70	$5,788.13	GLWB lifetime annual withdrawal amount at age 70	$7,260.00
GMIB annual annuitization amount if annuitize at age 70	$5,432.06

Assume a 77 year-old female is the owner and annuitant of an Eligible ONcore variable annuity with a GMIB Plus with Annual Reset rider that she purchased in May 2008. Assume her current GMIB guaranteed income base and guaranteed earnings income base are $100,000. Assume she plans to start taking withdrawals when she is 78 years old. Assume there are no withdrawals, additional purchase payments, step-ups or resets before she starts taking withdrawals at 78. Based on these assumptions, the following are the amounts she could receive under her GMIB or under the GLWB being offered:

GMIB Plus with Annual Reset (6% guaranteed earnings rate)		8% GLWB
Current GMIB guaranteed income base and guaranteed earnings income base	$100,000.00	Starting GLWB base	$100,000.00
GMIB guaranteed income base and guaranteed earnings income base at age 78	$106,000.00	GLWB base at age 78	$108,000.00
GMIB annual withdrawal amount based on guaranteed earnings rate at age 78	$6,360.00	GLWB lifetime annual withdrawal amount at age 78	$7,290.00
GMIB annual annuitization amount if annuitize at age 78	$7,640.84

How to accept the Offer

In order to accept the Offer, you must surrender your Eligible ONcore variable annuity and purchase an ONdex fixed indexed annuity with a GLWB in an exchange. The owner and annuitant of the ONcore variable annuity and ONdex fixed indexed annuity must be the same. You will need to complete an application and all associated paperwork, including a disclosure statement and state required replacement forms, for the ONdex fixed indexed annuity.

The ONdex fixed indexed annuity and GLWB available through the Offer are only available to Eligible Owners who accept the Offer and are only available through certain broker-dealers. Certain features of the ONdex fixed indexed annuity vary by broker-dealer. Ask your financial professional if the ONdex fixed indexed annuity is available at his or her broker-dealer and what features are or are not available. If the ONdex fixed indexed annuity is not available or a feature you wish to have is not available, you may want to contact another broker-dealer.

We will process an exchange on a Valuation Period when we receive all paperwork and necessary information in good order. You must complete the required paperwork for the exchange by the end of the Offer Period and all paperwork must be received by us in good order no later than two weeks after the end of the Offer Period.

Additional information

Partial exchanges are not permitted under this Offer. The version of the ONdex fixed indexed annuity and the related GLWB riders included in the Offer are not available outside this Offer. You cannot separately surrender your Eligible ONcore variable annuity and separately purchase the ONdex fixed indexed annuity with the GLWB riders described in this supplement.

We could gain a financial benefit from the Offer because, due to regulatory changes and a prolonged period of low interest rates, supporting the guarantees associated with the Eligible ONcore variable annuities and the Eligible GMIB riders may be more expensive for us than the guarantees associated with the ONdex fixed indexed annuities and the GLWB riders.

Because the exchange will result in the issuance of a new ONdex fixed indexed annuity through a broker-dealer, we will pay the broker-dealer compensation on the issuance of the ONdex fixed indexed annuity. Your financial professional may receive compensation from his or her broker-dealer due to the exchange. Such compensation may be higher or lower than the compensation they would receive if you did not accept the Offer and maintained your ONcore variable annuity, which may provide them an incentive in recommending whether or not you should accept the Offer. Contact your financial professional for information about the compensation he or she receives.

Appendix A – Comparison of an ONcore variable annuity and an ONdex fixed indexed annuity

The following chart provides a general comparison of the Eligible ONcore variable annuities and the ONdex fixed indexed annuity included in the Offer. It is intended to be a summary only. Please review your ONcore variable annuity prospectus and contract and the ONdex fixed indexed annuity disclosure statement and other information provided by your financial professional for more information.

Feature	ONcore variable annuity		ONdex fixed indexed annuity
Contract value

Contract Value equals your purchase payments adjusted for the performance of the selected subaccounts and interest credited to the Fixed Accumulation or DCA Account, if applicable. Contract Value is adjusted for withdrawals, contract fees, rider fees, surrender charges and any other applicable fees or charges.

Contract value equals the premium you pay into the annuity plus any interest that is credited from the Holding Account or crediting strategy. Contract value will be adjusted for any withdrawals, Market Value Adjustment (“MVA”) related to partial withdrawals, contract fees, surrender charges and any other applicable fees or charges.

Purchase Payments	Flexible premium Minimum purchase payment: $5,000 or $10,000 depending on product ($2,000 for IRAs) Maximum purchase payment: Varies. See your contract for details.		Single premium Minimum purchase payment: None Maximum purchase payment: None
Issue age	Annuitant 0 – 80 or 85 years old depending on contract		Annuitant 0 - 85 years old
Separate Account Annual Expenses including mortality and expense risk charge (as a percentage of average account value)	ONcore Xtra (sold before October 1, 2012)	1.40%	None
	ONcore Lite	1.40%
	ONcore Premier (sold before October 1, 2012)	1.40%
	ONcore Lite II	1.50%
	ONcore Value (sold before October 1, 2012)	0.90%
	ONcore Flex	1.50%
	ONcore Wrap	0.65%
	ONcore Ultra	1.40% (reduced to 1.15% after 3rd contract year)
	ONcore Ultra II	1.50% (reduced to 1.15% after 4th contract year)
Contract Charges

Annual Contract Fee: $30 if Contract Value is less than $50,000 on the contract anniversary

Transfer Fee: $10 (currently no charge for first 12 transfers each contract year)

Withdrawal Fee: Lesser of 2% of the amount withdrawn or $15 (for withdrawals in excess of 14 per contract year; currently no charge)

			Annual Contract Fee: $30 if contract value is less than $50,000 on the index anniversary

Feature	ONcore variable annuity	ONdex fixed indexed annuity
Surrender charges

Vary by contract. Please see your contract and prospectus for details. If you exchange your ONcore annuity for an ONdex annuity under this Offer, we will waive all such charges on the surrender of your ONcore annuity.

Vary by contract. Please see the ONdex disclosure statement for details.
Market Value Adjustment (“MVA”)	N/A	This adjustment applies to any withdrawal taken from the contract that is subject to a surrender charge. It may increase or decrease the amount available for the withdrawal.
Total Annual Fund Operating Expenses as of December 31, 2016	Maximum without waivers: 2.48% Minimum without waivers: 0.35%	N/A. Funds are not an available investment option in an ONdex annuity.
Allocations to Investment Options/ Crediting Strategies

Up to 18 of the investment options including the variable subaccounts of VAA and the Fixed Accumulation Account (if available on your product). See your prospectus for a complete list of investment options available.

Up to four crediting strategies including:

•  Annual Point-to-Point with Return Cap

•  Monthly Average with Return Cap

•  3-Year Point-to-Point

•  1-Year Fixed Accumulation Account

Participation rates and return cap rates may apply to crediting strategies. Certain crediting strategies may not be available at all broker-dealers, and participation rates or caps may vary by broker-dealer. See the disclosure statement for more information about the crediting strategies.

Death benefit

For ONcore Lite, Lite II, Ultra, Ultra II, Flex and Wrap: the death benefit is the greatest of: (i) the total Contract Value or (ii) net purchase payments less pro-rata withdrawals, unless one of the riders added to your contract provides for a higher death benefit.

For ONcore Premier, Value and Xtra: The death benefit is the greatest of: (i) the total Contract Value (ii) net purchase payments less pro-rata withdrawals; or (iii) the stepped-up death benefit amount if the contract has been in effect for a certain number of years, unless one of the riders added to your contract provides for a higher death benefit.

The following optional death benefit riders, which could provide for a higher death benefit, were available for purchase on certain of the contracts included in this Offer: Annual Stepped-up Death Benefit, GMDBR80 Plus, GMDBR85 Plus, 5% GMDBR80 Plus, 5% GMDRB85 Plus, ARDBR, ARDBR (2008), ARDBR II, ARDBR (2009), GEB and GEB Plus. Please see your contract and prospectus for details.

Death benefit proceeds, if any, will equal the greater of the contract value or the guaranteed minimum nonforfeiture value.

Feature	ONcore variable annuity	ONdex fixed indexed annuity
Withdrawals	Each contract year 10% of your Contract Value (as of the date of the first withdrawal during the contract year) may be withdrawn without incurring any surrender charges.	Each index year 10% of the beginning index year contract value may be withdrawn without incurring any surrender charges or MVA.
Surrender value

Contract Value less any premium tax charge, contract administration charge, rider charge and surrender charge. If you exchange your ONcore annuity for an ONdex annuity under this Offer, we will waive all such charges on the surrender of your ONcore annuity.

Contract value less any premium tax charge, contract administration charge, surrender charge. During the surrender charge period, an MVA will apply to the amount withdrawn which may increase or decrease the amount received in the surrender.

Guaranteed Accumulation Protection (“GAP”) benefit	None

Provides an adjustment at the end of the index year following the end of the GAP term to increase the contract value to the guaranteed minimum accumulation amount (adjusted for withdrawals and charges) if the contract value is lower. A guaranteed enhancement percentage (“GEP”) is used to calculate the amount and is applicable to the GAP term, which is equal to the number of years in the surrender charge period. A new GAP term will begin at the end of the current GAP term.

Surrender Charge Period     GEP

7-Year                                     107%

10-Year                                   110%

Living benefit riders

In addition to the optional GMIB riders, the Guaranteed Principal Protection (“GPP”) rider was also available for purchase on the contracts included in this Offer. See your contract and prospectus for details.

GLWB
Nursing home waiver

If the annuitant (or owner depending on your contract) is confined to a hospital or nursing facility for at least 30 consecutive days, withdrawals may be taken to help pay for expenses without incurring any surrender charges. Availability of the Nursing Home Waiver may vary by state and features may vary by contract. See your contract and prospectus for details.

If the annuitant is confined to a hospital or nursing facility for at least 30 consecutive days, withdrawals may be taken to help pay for expenses without incurring any surrender charges or MVA. Availability of the Nursing Home Waiver may vary by state.

Annuity Payout Date	First of the month following the annuitant’s 90th birthday.	The index anniversary after the annuitant’s 100th birthday.

Appendix B – Summary of the Eligible GMIB riders

The following chart provides a summary of the Eligible GMIB riders. It is intended to be a summary only. Please review your ONcore variable annuity prospectus and contract for more information. The GMIB riders guarantee minimum, lifetime fixed income upon annuitization based on the guaranteed income base, which is the greater of the guaranteed earnings income base or the step-up base.

RIDER	DESCRIPTION	RIDER CHARGES
GMIB Plus with Annual Reset (Form Nos. 06- GMI-1, 06-GMI- 1.5)

•  Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 6% annual rate of return up to the later of the annuitant’s 85th birthday and 10 years from the last reset date.

•  Guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 6% of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•  The initial step-up base equals net purchase payments and is increased annually, up to annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•  On any contract anniversary up to the later of annuitant’s 75th birthday or 5th rider anniversary, the guaranteed earnings income base can be reset to the Contract Value.

•  You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•  If Contract Value is reduced to zero during the applicable 10-year term, a “no-lapse” feature may allow annuitization at the then guaranteed income base at annuitant’s then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the “no-lapse” feature.

•  No investment restrictions.

0.70% of guaranteed income base
GMIB Plus with Annual Reset (2008)(1) OR GMIB Plus with Annual Reset II(2) (Form No. 08- GMI-1)

•  Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 6% annual rate of return up to the earlier of when annuity payments begin or the contract anniversary after the annuitant’s 85th birthday.

•  Through the contract anniversary after the annuitant’s 85th birthday, the guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 6% of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•  The initial step-up base equals net purchase payments and is increased annually, up to the contract anniversary after the annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•  On any contract anniversary up to and including the one following the annuitant’s 80th birthday, the guaranteed earnings income base can be reset to the Contract Value.

•  You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•  If Contract Value is reduced to zero during the applicable 10-year term, a “no-lapse” feature may allow annuitization at the then guaranteed income base at annuitant’s then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the “no-lapse” feature.

•  Available with or without investment restrictions.

1.05% of guaranteed income base for rider with investment restrictions(3) 1.35% of guaranteed income base for rider without investment restrictions(3)

RIDER	DESCRIPTION	RIDER CHARGES
GMIB Plus with Annual Reset (2009) (Form Nos. 09- GMI-1, 09-GMI-1.5, 09-GMI- 1.R1-10, 09-GMI- 1.5.R1-10)

•  Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 5% annual rate of return up to the contract anniversary following the annuitant’s 85th birthday. Contract Values allocated to the Fixed Accumulation Account, however, will accumulate at the lesser of 5% or the rate of return being earned in that account.

•  Through the contract anniversary after the annuitant’s 85th birthday, the guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 5% of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•  Guaranteed earnings income base is capped at 15 times the total net purchase payments, adjusted for withdrawals.

•  The initial step-up base equals net purchase payments and is increased annually, up through the contract anniversary following the annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•  On any contract anniversary up to and including the one immediately following the annuitant’s 80th birthday, the guaranteed earnings income base can be reset to the Contract Value.

•  You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•  If Contract Value is reduced to zero during the applicable 10-year term, a “no-lapse” feature may allow annuitization at the then guaranteed income base at annuitant’s then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the “no-lapse” feature.

•  Investment restrictions apply.

1.15% of guaranteed income base(3)
GMIB Plus with 5 Year Reset(4) (Form Nos. 06- GMI-2, 06-GMI- 2.5)

•  Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 6% annual rate of return (or 4% for issue ages 76 and above) up to annuitant’s 85th birthday.

•  Guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 6% (or 4%) of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•  The initial step-up base equals net purchase payments and is increased annually, up to annuitant’s 85th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•  If the rider was issued at annuitant age 74 or younger, the guaranteed earnings income base may be reset to the Contract Value on each 5th contract anniversary prior to the annuitant’s 75th birthday.

•  You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•  If Contract Value is reduced to zero during the applicable 10-year term, a “no-lapse” feature may allow annuitization at the then guaranteed income base at annuitant’s then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the “no-lapse” feature.

•  No investment restrictions.

0.55% of guaranteed income base

RIDER	DESCRIPTION	RIDER CHARGES

GMIB Plus with 5 Year Reset II(5) (Form No. 08- GMI-2)

•  Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 6% annual rate of return up to the contract anniversary after the annuitant’s 85th birthday.

•  Through the contract anniversary after the annuitant’s 85th birthday, the guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 6% of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•  The initial step-up base equals net purchase payments and is increased annually, up to (but not including) the annuitant’s 86th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•  If issued before the annuitant’s 76th birthday, the guaranteed earnings income base may be rest to the Contract Value on each 5th contract anniversary prior to the annuitant’s 81st birthday.

•  You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•  If Contract Value is reduced to zero during the applicable 10-year term, a “no-lapse” feature may allow annuitization at the then guaranteed income base at annuitant’s then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the “no-lapse” feature.

•  Available with or without investment restrictions.

0.95% of guaranteed income base for rider with investment restrictions(3) 1.25% of guaranteed income base for rider without investment restrictions(3)

(1)	Available only with ONcore Lite II and ONcore Ultra II.

(2)	Available only with ONcore Value (sold before October 1, 2012) and ONcore Lite.

(3)	Fees applicable on and after May 15, 2013 if your rider has been reset since then. See your prospectus and contract for your fee if your rider has not been reset since May 15, 2013.

(4)	Not available with ONcore Lite II and ONcore Ultra II.

(5)	Available only with ONcore Value (sold before October 1, 2012) and ONcore Lite.

Appendix C – Summary of the GLWB riders included in the Offer

The following chart provides a summary of the ONdex GLWB riders included in this Offer. It is intended to be a summary only. Please review your ONdex fixed indexed annuity disclosure statement and other information provided by your financial professional for more information. The GLWB riders guarantee lifetime annual withdrawals regardless of contract value.

If you have the GMIB Plus with Annual Reset (2009), the ONdex GLWB rider you will receive if you accept the Offer is the 7% GLWB rider, summarized below:

RIDER	DESCRIPTION	RIDER CHARGES

7% GLWB

•  The maximum annual withdrawal amounts are based on a percentage, the MAW rate, of the GLWB base.

•  The initial GLWB base is equal to the contract value on the sweep date multiplied by the applicable GLWB base enhancement percentage, excluding any extra credits.

•  On each rider anniversary, the GLWB base is increased to the greater of the step-up GLWB base or the annual credit GLWB base.

•  The step-up GLWB base, on each rider anniversary, increases the GLWB base to the contract value if greater than both the annual credit GLWB base and the prior GLWB base.

•  The annual credit GLWB base provides for a 7% simple interest credit to the GLWB base for each of the first 10 index years from the rider date in which no withdrawals are taken.

•  On each rider anniversary in which no withdrawals have been taken in the previous 12 months, the annual credit GLWB base is equal to the prior GLWB base plus 7% of the annual credit calculation base.

•  The annual credit calculation base is equal to the initial GLWB base, adjusted for step-ups and excess withdrawals.

•  On each rider anniversary that the GLWB base is increased to the contract value, the MAW rate will be reset to the applicable MAW rate based on the annuitant’s then age and the MAW amount will be recalculated.

		Issue Ages	% of GLWB Base
		0-59	1.15%
		60-69	0.95%
		70-85	0.75%

If you have any of the following GMIB riders, the ONdex GLWB rider you will receive if you accept the Offer is the 8% GLWB rider:

GMIB Plus with Annual Reset (2008), with or without optional investment restrictions

GMIB Plus with Annual Reset II, with or without optional investment restrictions

GMIB Plus with Annual Reset, if issued on or after April 1, 2008

GMIB Plus with Five Year Reset II, with or without optional investment restrictions

GMIB Plus with Five Year Reset, if issued on or after April 1, 2008

The 8% GLWB rider is summarized below:

RIDER	DESCRIPTION	RIDER CHARGES

8% GLWB

•  The maximum annual withdrawal amounts are based on a percentage, the MAW rate, of the GLWB base.

•  The initial GLWB base is equal to the contract value on the sweep date multiplied by the applicable GLWB base enhancement percentage, excluding any extra credits.

•  On each rider anniversary, the GLWB base is increased to the greater of the step-up GLWB base or the annual credit GLWB base.

•  The step-up GLWB base, on each rider anniversary, increases the GLWB base to the contract value if greater than both the annual credit GLWB base and the prior GLWB base.

•  The annual credit GLWB base provides for an 8% simple interest credit to the GLWB base for each of the first 10 index years from the rider date in which no withdrawals are taken.

•  On each rider anniversary in which no withdrawals have been taken in the previous 12 months, the annual credit GLWB base is equal to the prior GLWB base plus 8% of the annual credit calculation base.

•  The annual credit calculation base is equal to the initial GLWB base, adjusted for step-ups and excess withdrawals.

•  On each rider anniversary that the GLWB base is increased to the contract value, the MAW rate will be reset to the applicable MAW rate based on the annuitant’s then age and the MAW amount will be recalculated.

		Issue Ages	% of GLWB Base
		0-59	1.25%
		60-69	1.05%
		70-85	0.85%